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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2005 through November 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                                   -----------
                                    FLOATING
                                      RATE
                                     TRUST

                                     Annual
                                     Report

                                    11/30/06

                              [LOGO]PIONEER
                                    Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowner                                            2
Portfolio Summary                                               4
Prices and Distributions                                        5
Performance Update                                              6
Portfolio Management Discussion                                 7
Schedule of Investments                                        11
Financial Statements                                           29
Notes to Financial Statements                                  33
Report of Independent Registered Public Accounting Firm        44
Results of Shareowner Meeting                                  45
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        46
Trustees, Officers and Service Providers                       52

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Mature and emerging market economies around the world showed moderate improvement after a flat second quarter. The United States saw some resurgence of growth, which we expect to continue through the fourth quarter of 2006 and into 2007, although this growth may be slow with housing sector measures down in recent months. While inflation pressures have risen slightly in recent months, we believe the United States may now be at the end of the Fed's monetary tightening cycle. Mature economies, led by Japan, remain firm as do European economic prospects with strong GDP data reflecting the broad-based strength seen in crucial indicators.

U.S. economic growth was back on track after lackluster market results prior to Labor Day. Consumer spending rose with receding gas prices, just in time for the back-to-school season, which retailers now consider the second most lucrative period after the Christmas season. U.S. economic growth is in line with our projections. We expect U.S. GDP to finish with a level of around 3.0% for 2006.

In our view, the pace of corporate earnings growth should slow amid pressure from high raw materials costs and moderating economic growth. However, modest U.S. dollar depreciation and improving growth overseas should offer some support to U.S. earnings.

The European economy continues to improve and appears to be at its healthiest in six years, with business confidence showing improvement across sectors and consumers becoming more optimistic. While business sentiment indicators have had a tendency to over-estimate growth in recent years, broad-based improvements across countries since 2005 are a sign that European economic growth should continue through 2006.

The positive long-term drivers of emerging markets remain in place: improving domestic growth and inflation stability; structural reform; debt sustainability, and favorable demographics. Together, the emerging markets' current account surplus is at record highs, while external debt as a percentage of GDP is at its lowest since 1991.

At its final meeting of 2006, the Federal Reserve kept interest rates unchanged for the fourth straight time as worries about inflation

Letter

continued to trump concerns about the slowing economy. Despite inflation pressures seen by the Fed, central bank counterparts in developed economies will most likely follow the lead of keeping interest rates mostly unchanged. U.S. economic growth is expected to remain positive, as it should among the developed nations through the end of 2006. Any further geopolitical issues and rising energy prices could lead to deceleration, but not a derailment from the current healthy pace of economic growth, as investment is expected to remain robust, benefiting from sustained internal and international demand worldwide.

Our cautiously optimistic outlook reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Trust's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read the information carefully.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented by a pie chart in the printed material.]

Senior Secured Loans          89.8%
Corporate Bonds                5.6%
Temporary Cash
Investment                     1.7%
Fixed Rate Loans               1.1%
Common Stock                   1.0%
Convertible Corporate
Bonds                          0.8%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[The following data was represented by a pie chart in the printed material.]

BB                             9.5%
B                             60.2%
CCC                           13.7%
D                              1.8%
NR                            13.1%
Cash Equivalents               1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1.   HCA, Inc., Tranche B Term Loan, 2.75%, 11/17/13                                    3.06%
 2.   Movie Gallery, Inc., Term Loan B, 10.62%, 4/27/11                                  2.69
 3.   Blockbuster, Inc., Tranche B Term Loan, 8.09% - 9.07%, 8/20/11                     1.94
 4.   Millennium Digital Media Systems, LLC, Term Facility, 8.9%, 6/30/11                1.84
 5.   Home Interiors & Gifts, Inc., Initial Term Loan, 10.32% - 12.25%, 3/31/11          1.64
 6.   Cricket Communications, Inc., Facility Term Loan B, 8.117%, 6/16/13                1.46
 7.   Charter Communications Operating, LLC, Facility Term Loan, 8.005%, 4/28/13         1.35
 8.   ATP Oil & Gas Corp., Term Loan, 8.57% - 8.859%, 4/14/10                            1.31
 9.   Metro PCS Wireless, Inc., Tranche B Term Loan, 7.875%, 11/3/13                     1.16
10.   Georgia-Pacific Corp., Term Loan B, 7.367% - 7.39%, 12/20/12                       1.15

This list excludes temporary cash. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value           11/30/06     11/30/05
per Common Share        $18.95       $17.14

Net Asset Value        11/30/06     11/30/05
per Common Share        $19.66       $19.08

                          Net
Distributions          Investment    Short-Term       Long-Term
per Common Share         Income     Capital Gains    Capital Gains
(12/1/05 - 11/30/06)    $1.6250      $0.0485            $ -

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Credit Suisse First Boston (CSFB) Leveraged Loan Index.

[The following data was represented by a mountain chart in the printed material.]

Value of $10,000 Investment

12/04    10000      10000
5/05      8945      10180
11/05     9023      10516
5/06     10167      10886
11/06    10913      11258

Cumulative Total Returns
(As of November 30, 2006)
                         Net Asset     Market
Period                  Value (NAV)     Price
 Life-of-Trust
 (12/28/04)               18.80%         9.13%
 1 Year                   12.72         20.94

--------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below Net Asset Value "NAV", due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins on 12/31/04. The CSFB Leveraged Loan Index is a representative index of tradeable, senior, secured U.S. dollar-denominated leveraged loans. The index began in January 1992. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06
--------------------------------------------------------------------------------

This annual report for Pioneer Floating Rate Trust covers the 12-month period ended November 30, 2006. In the interview below, portfolio managers Mark Okada and Joseph Dougherty of Highland Capital Management, the Trust's subadviser, discuss the Trust's investment process, strategy and outlook.

Q:   How did the Trust perform over the last 12 months?

A: For the fiscal year ended November 30, 2006, Pioneer Floating Rate Trust returned 12.72% at net asset value and 20.94% at market price. The Trust's benchmark, the Credit Suisse Leveraged Loan Index, returned 7.05% for the same period. At the end of November, the Trust was selling at a discount of market price to net asset value of 3.61%. Unlike open-end funds, a closed-end fund's price goes up and down based on supply and demand, irrespective of a fund's net asset value per share. It isn't unusual to find closed-end funds trading at a discount. At the end of the period, closed-end funds on average were trading at a discount to their underlying net asset value.

     During the year, the Federal funds target rate rose to 5.25% from 4.00%. During this same period, the yield on the 3-month London Interbank Offering Rate (LIBOR) rose from 4.42% to 5.37%. LIBOR is the rate of interest at which banks borrow funds from other banks.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the period?

A: The investment environment was generally beneficial for the leveraged loan markets, as solid earnings growth and good liquidity kept default rates relatively low. Default rates decreased from 1.65% in November 2005 (by number of loans on a trailing 12-month basis) to 1.15% at the end of November 2006, according to Standard and Poor's Leveraged Commentary & Data. As

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

     tracked by the Credit Suisse Leveraged Loan Index, spreads (difference in yields) narrowed from 258 basis points at the end of November 2005 to 254 basis points at the end of November 2006. However, the tightening in spreads was more than offset by an increase in interest rates. The three-month LIBOR increased approximately 95 basis points during the same time period. As a result, the weighted average coupon for leveraged loans rose from 6.81% to 7.92%. (A basis point is equal to 1/100 of 1% or 0.01%. For example, a yield that has risen 1% is said to have risen 100 basis points.) New issue bank loan volume growth was dramatic in 2006, totaling $585 billion during the first 11 months, which is up from $355 billion during the comparable time period in 2005, according to Prospect News Bank Loan Daily.

Q:   What were the principal investment strategies used in managing the Trust?

A: Our strategies for managing the Trust were driven by our belief that the economy was healthy and that the leveraged loan markets would perform well in 2006. We continued to keep the portfolio generally fully invested during most of the period by using available cash to add newly issued loans that we felt would trade higher in the secondary markets. The Trust was well diversified with positions in 196 issuers across 24 industries. As a percentage of investments, approximately 91.1% of the Trust was in loans, 6.1% was in bonds, 1.1% was in equities and 1.7% was in temporary cash investments. Approximately 7.1% of the Trust was in second lien loans. Some of our core positions included HCA, a corporate operator of hospitals, and home entertainment specialty retailers Movie Gallery and Blockbuster. The healthcare, retail, and information technology industries were among the largest industries in the portfolio. On November 30, 2006, 30.56% of the Trust was leveraged, which means that in the past we borrowed funds at low rates and invested those funds in high-yielding securities. This leveraging strategy has aided returns. Over the fiscal period, short-term rates stabilized, then started to decline toward the end of the period. Should rates continue to decline, the cost of borrowing would also go down, providing the Trust with a modest amount of additional income. A rise in short-term interest rates in the future would add to the Trust's borrowing costs, and the ability to sustain present dividend levels could be affected.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q: The monthly dividend rose three times over the 12 months, increasing to $0.145 per share. What accounted for these increases?

A: Despite slightly reduced market spreads over the past six months, a low default rate and an increase in LIBOR contributed to our ability to increase the dividend. The Trust's average spread on floating-rate loans decreased from 3.64% on November 30, 2005 to approximately 3.45% on November 30, 2006. However, this spread decline was more than offset by the increase in 3-month LIBOR of 95 basis points.

Q:   What is your outlook?

A: We expect the leveraged loan market to perform well in 2007. We believe defaults may move up slightly over the next 12 months but are likely to remain below the historical average of 3.09% for the 10-year period ended 2005. We expect new issue bank loan volume to remain strong for the foreseeable future, driven by jumbo deals. Demand from new collateralized loan obligations should continue to provide ample liquidity in the loan market. The Federal Reserve raised interest rates to 5.25% in June 2006 and left them at that level during subsequent meetings. We anticipate a stable interest-rate environment in the coming year. Overall, our view is that the economy is healthy, but slowing, and we do not expect any material declines in the credit quality of the portfolio.

     Information regarding the Trust's principal investment risks is contained in the Trust's original offering prospectus. Please refer to this document when considering the Trust's risks.

     Investments in high yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

     When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. The floating rate feature of the Trust means that the Trust will not experience capital appreciation in a declining interest rate environment. Investments in the Trust are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust is not limited in the percentage of its assets that may be invested in floating rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

     The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 33 1/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

     The Trust is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Trust's losses from adverse events affecting a particular issuer.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's sub-advisors as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06
--------------------------------------------------------------------------------

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                           Value
                                     SENIOR SECURED FLOATING RATE LOAN
                                     INTERESTS - 132.1% of Net Assets*
                                     Aerospace - 7.7%
  3,438,969            B/B2          American Airlines, Inc., Term Facility Loan,
                                       8.21% - 8.33%, 12/17/10                         $   3,485,182
  4,676,233            B+/Ba3        AWAS Capital, Inc., First Priority Term Loan,
                                       7.188%, 3/15/13                                     4,582,709
    126,667(a)         B-/Ba3        DeCrane Aircraft Holdings, Inc., First Lien
                                       Revolver Loan, 11.75%, 3/31/08                        124,133
  3,959,991            B-/Ba3        DeCrane Aircraft Holdings, Inc., First Lien Term
                                       Loan, 9.61% - 11.75%, 3/31/08                       3,999,591
  5,000,000            NR/Baa3       Delta Airlines, Inc., DIP, Term Loan A,
                                       8.118%, 3/16/08                                     5,044,920
  4,925,000            BB-/Ba2       DynCorp International, LLC (Di Finance), New
                                       Term Loan, 7.688% - 7.813%, 2/11/11                 4,954,757
  1,349,914            B+/B1         Hunter Defense Holdings, Inc., Term Loan B,
                                       8.375% - 8.625%, 3/10/11                            1,344,852
    992,500            B/B2          IAP Worldwide Services, Inc., First Lien Term
                                        Loan, 8.438%, 12/30/12                             1,007,388
  6,000,000            D/NR          Northwest Airlines, Inc., DIP, Term Loan,
                                       7.82%, 8/21/08                                      6,039,378
  3,000,000            B-/B2         US Airways, Inc., Term Loan,
                                       8.867%, 3/31/11                                     3,023,037
  3,000,000            B-/B1         Vought Aircraft Industries, Inc., Tranche B
                                       Letter of Credit Deposit Loan,
                                       7.844%, 12/22/10                                    3,016,875
                                                                                       -------------
                                                                                       $  36,622,822
                                                                                       -------------
                                     Broadcasting - 5.5%
 12,713,929            CCC+/B3       Millennium Digital Media Systems, LLC,
                                        Facility Term Loan, 8.9%, 6/30/11              $  12,745,714
    744,375            B/B1          Montecito Broadcast Group, LLC, First Lien
                                        Term Loan, 7.82%, 1/27/13                            748,795
    953,161            B/Ba3         NEP Supershooters, L.P., First Lien Term Loan,
                                        9.37%, 2/3/11                                        964,480
  1,444,322            B/Ba3         NEP Supershooters, L.P., First Lien Term
                                        Loan B, 8.87%, 1/31/11                             1,461,474
  7,000,000            CCC+/B2       Paxson Communications Corp., First Lien Term
                                        Loan, 8.624%, 1/15/12                              7,126,875
  EURO   500,000       BB/Ba3        TDF SA, Facility Term Loan B,
                                        4.85%, 3/11/13                                       665,866

The accompanying notes are an integral part of these financial statements.   11

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                           Value
                                      Broadcasting - (continued)
EURO   500,000          BB/Ba3        TDF SA, Facility Term Loan D,
                                        6.475%, 3/11/15                                 $     674,377
     1,975,000          CCC+/Ba3      Young Broadcasting, Inc., Term Loan,
                                        7.875% - 7.938%, 11/3/12                            1,973,458
                                                                                        -------------
                                                                                        $  26,361,039
                                                                                        -------------
                                      Cable/Wireless Video - 7.2%
     6,500,000          NR/Ba2        Century Cable Holdings, LLC, Discretionary
                                        Term Loan, 10.25%, 12/31/09                     $   6,353,750
     2,000,000          NR/Ba2        Century Cable Holdings, LLC, Term Loan,
                                        10.25%, 6/30/09                                     1,958,400
     2,000,000          B+/NR         Cequel Communications, LLC, NC Facility Term
                                        Loan, 10.36%, 10/30/07                              2,003,750
     2,000,000          B+/B1         Cequel Communications, LLC, Term Loan,
                                        7.62%, 11/5/13                                      1,997,344
     9,270,588          CCC+/B1       Charter Communications Operating, LLC,
                                        Facility Term Loan, 8.005%, 4/28/13                 9,345,912
       750,000          BB-/Ba3       Insight Midwest Holdings, LLC, Delayed Draw
                                        Term Loan B, 7.61%, 4/6/14                            754,734
     2,250,000          BB-/Ba3       Insight Midwest Holdings, LLC, Initial Term
                                        Loan B, 7.61%, 4/6/14                               2,264,202
     6,000,000          NR/NR         Olympus Cable Holdings, LLC, Term Loan A,
                                        9.25% - 9.5%, 6/30/10                               5,862,654
     4,000,000          B/B1          WideOpenWest Finance, LLC, First Lien Term
                                        Loan, 7.621% - 7.758%, 5/1/13                       4,009,284
                                                                                        -------------
                                                                                        $  34,550,030
                                                                                        -------------
                                      Chemicals - 0.6%
        83,333          B+/NR         Basell BV, Facility USD Term Loan B-4,
                                        6.906%, 8/1/13                                  $      84,329
        83,333          B+/NR         Basell BV, Facility USD Term Loan C-4,
                                        7.668%, 8/1/14                                         84,697
       416,667          B+/Ba3        Basell USA, Inc., Facility Term Loan B-2,
                                        6.906%, 8/1/13                                        421,745
       416,667          B+/Ba3        Basell USA, Inc., Facility Term Loan C-2,
                                        7.668%, 8/1/14                                        421,875
       738,607          B+/B1         Lucite International U.S. Finco, LLC, Facility
                                        Term Loan B-1, 8.07%, 7/7/13                          743,925
     1,000,000          B/B2          Panda Hereford Ethanol, L.P., Tranche A Term
                                        Loan, 9.07%, 7/28/13                                  995,000
                                                                                        -------------
                                                                                        $   2,751,571
                                                                                        -------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                          Value
                             Consumer - Durables - 0.2%
  968,880      B/B1          Rexair, LLC, First Lien Term Loan,
                               9.617%, 6/30/10                              $     968,880
                                                                            -------------
                             Consumer - Non-Durables - 3.0%
2,268,000      B-/B2         Camelbak Products, LLC, First Lien Term Loan,
                               9.21% - 9.38%, 8/4/11                        $   2,203,741
  777,778      B-/Caa1       Camelbak Products, LLC, Second Lien Term
                               Loan, 13.46%, 2/4/12                               635,833
3,795,461      B/B3          CEI Holdings, Inc. (Cosmetic Essence), First
                               Lien Term Loan, 8.875% - 10.5%, 12/3/10          3,795,461
1,000,000      B/B1          GTM Holding, Inc. (GoldToe), First Lien Term
                               Loan, 8.13%, 10/30/13                            1,006,875
3,000,000      B+/Ba2        Hanesbrands, Inc., Term Loan B,
                               7.625% - 7.688%, 9/5/13                          3,024,900
  962,963      B/B1          Playpower, Inc., Dollar Term Loan,
                               8.32% - 8.37%, 12/18/09                            964,167
  563,587      B+/B1         Polaroid Corp., Term Loan,
                               12.313% - 12.375%, 4/27/11                         566,405
2,000,000      B-/B1         Spectrum Brands, Dollar Term Loan,
                               8.37% - 8.39%, 2/6/12                            2,009,642
                                                                            -------------
                                                                            $  14,207,024
                                                                            -------------
                             Diversified Media - 4.6%
7,575,792      B-/B1         ALM Media Holdings, Inc., First Lien Term
                               Loan, 7.867% , 3/5/10                        $   7,582,898
4,975,000      B/Ba3         MGM Holdings II, Inc./LOC Acquisition Co.,
                               Tranche B Term Loan, 8.749%, 4/8/12              4,921,474
  985,000      B/B1          North American Membership Group, Inc.,
                               First Lien Tranche B Term Loan,
                               8.6% - 8.626%, 5/18/11                             982,538
1,000,000      B/B1          Sunshine Acquisition, Ltd., First Lien Term
                               Advance Loan, 7.62%, 3/20/12                     1,007,500
4,000,000      B/B1          VNU, Inc./Nielsen Finance, LLC, Dollar Term
                               Loan, 8.19%, 8/9/13                              4,017,224
1,466,250      B/B2          Wallace Theater Corp. (Hollywood Theaters),
                               First Lien Term Loan, 8.62%, 7/31/09             1,479,996
2,000,000      BB-/Ba3       Yell Group Plc, Facility Term Loan B-1,
                               7.32%, 10/27/12                                  2,010,972
                                                                            -------------
                                                                            $  22,002,602
                                                                            -------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                               Value
                             Energy - 6.1%
8,937,625      B-/B3         ATP Oil & Gas Corp., First Lien Term Loan,
                               8.57% - 8.859%, 4/14/10                           $   9,038,173
1,190,418      B+/Ba3        Coffeyville Resources, LLC, First Lien Tranche C
                               Term Loan, 7.625% - 9.5%, 6/24/12                     1,196,668
  803,607      B+/B1         Coffeyville Resources, LLC, New Funded Letter
                               of Credit, 5.4%, 6/24/12                                807,826
2,000,000      B+/B3         Coffeyville Resources, LLC, Second Lien Term
                               Loan, 12.125%, 6/24/13                                2,063,750
3,000,000      NR/B1         Connacher Finance Corp., Term Loan,
                               8.58%, 10/20/13                                       3,016,875
3,000,000      NR/NR         Endeavour International Holding B.V., Second
                               Lien Term Loan, 12.37%, 11/1/11                       3,067,500
1,995,000      NR/B3         Hawkeye Renewables, LLC, First Lien Term
                               Loan, 9.32% - 9.543%, 6/30/12                         1,935,150
2,000,000      B+/NR         MEG Energy Corp., Interim Loan,
                               10.12%, 9/29/13                                       1,995,000
3,000,000      CCC+/Caa1     Paramount Resources, Ltd., Term Loan,
                               9.88%, 8/28/12                                        2,940,000
  361,902      B/Ba3         SemCrude, L.P., U.S. Term Loan,
                               7.64%, 3/16/11                                          364,164
2,000,000      B/NR          TARH E&P Holdings, L.P., Second Lien Term
                               Loan, 10.875% - 10.938%, 11/15/10                     2,005,000
1,000,000      B-/Caa1       Venoco, Inc., Second Lien Term Loan,
                               9.875% - 10.0%, 4/28/11                               1,006,250
                                                                                 -------------
                                                                                 $  29,436,356
                                                                                 -------------
                             Financial - 0.8%
1,000,000      B/B3          ARG Holdings, Inc. (Alliant Resources
                               Group), Second Lien Term Loan,
                               12.62%, 11/30/12                                  $   1,013,750
1,908,654      B-/B2         FleetCor Technologies Operating Co., LLC,
                               Term Loan, 9.07% - 9.123%, 6/30/11                    1,917,004
  995,000      B+/B1         HMSC Corp., First Lien Term Loan
                               8.124%, 11/16/11                                      1,002,462
                                                                                 -------------
                                                                                 $   3,933,216
                                                                                 -------------
                             Food & Drug - 0.9%
4,364,804      B+/B1         Jean Coutu Group (PJC), Inc., Term Loan B,
                               7.938%, 7/30/11                                   $   4,378,444
                                                                                 -------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                               Value
                             Food & Tobacco - 5.4%
  715,166      B+/B1         AFC Enterprises, Inc., Tranche B Term Loan,
                               7.625%, 5/11/11                                   $     717,401
3,399,091      B+/Ba3        Carrols Corp., Term Loan B,
                               7.875%, 12/31/10                                      3,412,687
  997,475      B/B1          Chiquita Brands, LLC, Term Loan C,
                               8.375%, 6/28/12                                       1,004,177
1,867,833      B+/B1         Commonwealth Brands, Inc., Term Loan,
                               7.688%, 12/22/12                                      1,882,542
  186,047      B+/Ba2        Dole Food Co., Inc., Credit Linked Deposit
                               Loan, 5.244%, 4/12/13                                   184,444
  416,512      B+/Ba3        Dole Food Co., Inc., Tranche B Term Loan,
                               7.4375%, 4/12/13                                        412,925
1,388,372      B+/Ba3        Dole Food Co., Inc., Tranche C Term Loan,
                               7.4375%, 4/12/13                                      1,376,417
  600,000      NR/B3         Krispy Kreme Doughnut Corp., Second Lien
                               Tranche A Credit-Linked Deposit Loan,
                               5.39%, 4/1/10                                           624,000
2,333,140      NR/Caa1       Krispy Kreme Doughnut Corp., Second Lien
                               Tranche B Term Loan, 12.626%, 4/1/10                  2,426,466
5,190,360      CCC/B2        Merisant Co., Tranche B Term Loan,
                               8.626%, 1/11/10                                       5,193,603
1,760,000      BB-/B3        National Distributing Co., Inc., Second Lien
                               Term Loan, 11.82%, 6/1/10                             1,764,400
1,000,000      B+/NR         Nellson Nutraceutical, Inc., First Lien Term
                               Loan, 3.0%, 10/4/09                                     975,000
  987,813      B-/Ba2        New World Restaurant Group, Inc., First Lien
                               Term Loan, 8.33% - 10.25%, 3/31/11                      990,282
4,987,500      B/B1          Sturm Foods, Inc., First Lien Term Loan,
                               7.625%, 5/26/11                                       4,984,383
                                                                                 -------------
                                                                                 $  25,948,727
                                                                                 -------------
                             Forest Products/Containers - 2.3%
3,000,000      BB-/Ba3       Georgia-Pacific Corp., Second Lien Term Loan,
                               8.39%, 12/23/13                                   $   3,012,597
7,935,025      BB-/Ba2       Georgia-Pacific Corp., Term Loan B,
                               7.367% - 7.39%, 12/20/12                              7,961,203
                                                                                 -------------
                                                                                 $  10,973,800
                                                                                 -------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                              Value
                                    Gaming & Leisure - 6.8%
      1,085,000(a)    B/NR          BRE/ESA Mezz5, LLC, Mezzanine D Term
                                      Loan, 8.57%, 7/11/08                             $   1,087,712
      5,915,000(a)    B/NR          BRE/Homestead Mezz4, LLC, Mezzanine D
                                      Term Loan, 8.57%, 7/11/08                            5,915,000
      5,000,000       B/Caa1        Edge Las Vegas Development, LLC, Second
                                      Lien Term Loan, 14.32%, 6/1/07                       4,850,000
        600,000       B-/NR         Fontainebleu Florida Hotel, LLC, Tranche A
                                      Term Loan, 8.11%, 5/11/08                              600,000
        400,000       B-/NR         Fontainebleu Florida Hotel, LLC, Tranche B
                                      Term Loan, 8.11%, 5/11/08                              400,000
      1,485,000       B-/B1         Kuilima Resort Co. (Turtle Bay), First Lien
                                      Term Loan, 8.07%, 9/30/10                            1,464,581
      4,498,823       CCC/B3        Lake at Las Vegas Joint Venture, First Lien
                                      Term Loan, 8.11% - 8.12%, 2/1/10                     4,347,793
      1,500,000       CCC+/NR       Lakes Gaming & Resorts, LLC, Term Loan,
                                      11.687%, 6/21/10                                     1,507,500
      6,851,580(b)    CCC+/B2       OpBiz, LLC, New Term Loan A,
                                      8.372%, 8/31/10                                      6,888,695
         18,804(b)    CCC+/B2       OpBiz, LLC, New Term Loan B,
                                      9.508%, 8/31/10                                         18,906
      1,987,481       B/B1          Pivotal Promontory, LLC, First Lien Term Loan,
                                      8.07% - 8.074%, 8/31/10                              1,942,266
      1,484,981       B/Ba3         Trump Entertainment Resorts Holdings, L.P.,
                                      Term Loan B-1, 8.03%, 5/20/12                        1,495,887
      1,884,800       B+/B1         Yellowstone Mountain Club, LLC, First Lien
                                      Term Loan, 7.695%, 9/30/10                           1,849,852
                                                                                       -------------
                                                                                       $  32,368,192
                                                                                       -------------
                                    Healthcare - 14.7%
      5,178,462       B+/Ba3        Alliance Imaging, Inc., Tranche C-1 Term Loan,
                                      7.875% - 8.0%, 12/29/11                          $   5,201,765
      1,941,190       B+/B2         AMR HoldCo, Inc. EmCare HoldCo, Inc., Term
                                      Loan, 7.376% - 7.386%, 2/10/12                       1,944,830
        992,500       B/B3          Capella Healthcare, Inc., First Lien Term Loan,
                                      8.367%, 11/30/12                                       998,393
      2,967,563       B/B3          CCS Medical, Inc. (Chronic Care), First Lien
                                      Term Loan, 8.62%, 9/30/12                            2,880,127
      5,000,000       B/Caa1        FHC Health Systems, Inc., Third Lien Term
                                      Loan, 14.4%, 2/9/11                                  5,150,000

16    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                          Value
                              Healthcare - (continued)
 2,985,000      B/Ba3         Golden Gate National Senior Care, LLC,
                                First Lien Term Loan,
                                8.117% - 8.124%, 3/14/11                        $3,006,456
 2,000,000      B/B3          Golden Gate National Senior Care, LLC,
                                Second Lien Term Loan,
                                13.124%, 9/14/11                                 2,035,000
21,000,000      B+/Ba3        HCA, Inc., Tranche B Term Loan,
                                2.75%, 11/17/13                                 21,156,303
 2,992,500      B/B2          HealthSouth Corp., Term Loan B,
                                8.62%, 3/10/13                                   3,007,047
   571,827      B+/Ba3        Matria Healthcare, Inc., First Lien Tranche B
                                Term Loan, 7.649%, 1/19/12                         572,184
   902,599      B/B1          MMM Holding, Inc./NAMM Holdings,
                                Inc./PHMC, MMM Original Term Loan,
                                7.62%, 8/22/11                                     901,471
   117,859      B/B1          MMM Holding, Inc./NAMM Holdings,
                                Inc./PHMC, NAMM New Term Loan,
                                7.62%, 8/22/11                                     117,712
   212,376      B/B1          MMM Holding, Inc./NAMM Holdings,
                                Inc./PHMC, NAMM Original Term Loan,
                                7.62%, 8/22/11                                     212,509
    20,547      B/B1          MMM Holding, Inc./NAMM Holdings,
                                Inc./PHMC, NAMM PHMC Acquisition Term
                                Loan, 7.62%, 8/22/11                                20,522
   739,701      B/B1          MMM Holding, Inc./NAMM Holdings,
                                Inc./PHMC, PHMC Acquisition Term Loan,
                                7.62%, 8/22/11                                     740,163
 1,995,000      B/NR          National Renal Institutes, Inc. (DSI Renal),
                                Term Loan, 7.625% - 7.688%, 3/31/13              1,996,247
 1,894,091      B/Ba3         QTC Acquisition, Inc., First Lien Term Loan,
                                8.07%, 11/10/12                                  1,898,826
 3,980,000      BB-/B1        Quintiles Transnational Corp., First Lien Term
                                Loan B, 7.37% - 7.5%, 3/31/13                    3,980,000
 2,358,706      NR/NR         Reliant Pharmaceuticals, Inc., First Lien Term
                                Loan, 14.867% - 14.873%, 6/30/08                 2,382,293
 1,980,614      B/NR          Renal Advantage, Inc., Tranche B Term Loan,
                                7.625%, 10/6/12                                  1,995,468
   429,954      B/Ba2         Rural/Metro Operating Co., LLC, Letter of
                                Credit Term Loan, 5.17%, 3/4/11                    431,835

The accompanying notes are an integral part of these financial statements.   17

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                             Value
                             Healthcare - (continued)
1,478,328      B/Ba2         Rural/Metro Operating Co., LLC, Term Loan 1,
                               7.609% - 7.62%, 3/4/11                           $   1,484,796
1,975,000      B/Ba3         Skilled Healthcare Group, Inc., First Lien Term
                               Loan, 8.07%, 6/15/12                                 1,984,875
3,000,000      B/B2          Triumph HealthCare Second Holdings, LLC,
                               First Lien Term Loan, 8.48%, 7/28/13                 3,009,999
   65,915      B+/B1         Warner Chilcott Co., Inc., Dovobet Delayed
                               Draw Term Loan, 7.867%, 1/18/12                         66,187
  329,574      B+/B2         Warner Chilcott Co., Inc., Dovonex Delayed
                               Draw Term Loan, 7.867%, 1/18/12                        330,934
2,147,794      B+/B1         Warner Chilcott Co., Inc., Tranche B
                               Acquisition Date Term Loan,
                               7.86% - 7.87%, 1/18/12                               2,160,066
  595,080      B+/B1         Warner Chilcott Corp., Tranche C Acquisition
                               Date Term Loan, 7.867%, 1/18/12                        598,481
                                                                                -------------
                                                                                $  70,264,489
                                                                                -------------
                             Housing - 6.4%
3,017,143      B-/B3         Associated Materials, Inc., Term Loan,
                               7.82% - 8.13%, 8/29/10                           $   3,017,143
5,774,294      B/B1          Atrium Companies, Inc., Closing Date Term
                               Facility Loan, 8.125% - 8.13%, 5/31/12               5,702,115
2,500,000      BB+/Ba3       BioMed Realty, L.P., Senior Secured Term
                               Loan, 7.57%, 5/31/10                                 2,493,750
2,828,416      B/B1          Custom Building Products, Inc., First
                               Lien Term Loan, 7.617%, 10/20/11                     2,830,772
1,328,000      B+/B1         Desa, LLC, Term Loan,
                               11.12% - 13.0%, 11/26/11                             1,241,680
1,000,000      B/B2          Edge Star Partners, LLC (Harmon Koval), First
                               Lien Term Loan, 8.625%, 5/21/07                      1,000,000
3,500,000      B/B3          Edge Star Partners, LLC (Harmon
                               Koval), Second Lien Term Loan,
                               14.875%, 5/21/07                                     3,500,000
5,000,000      B+/B2         LNR Property Corp., Initial Tranche B Term
                               Loan, 8.11%, 7/12/11                                 5,022,395
2,000,000      BB/Ba3        Trustreet Properties, Inc., Term Loan,
                               7.32%, 4/8/10                                        2,005,000
4,000,000      BB-/Ba3       Woodlands Commercial Properties Co., L.P.,
                               Bridge Loan, 8.1%, 2/28/08                           4,005,000
                                                                                -------------
                                                                                $  30,817,855
                                                                                -------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Principal        S&P/Moody's
   Amount           Ratings
   USD ($)         (unaudited)                                                              Value
                                  Information Technology - 11.3%
    6,221,010       B+/Ba3        Advanced Micro Devices, Inc., Term Loan,
                                    7.62%, 12/31/13                                     $   6,252,115
    2,985,000       B+/B1         Data Transmission Network Corp.,
                                    First Lien Tranche B Term Loan,
                                    8.39% - 8.629%, 3/10/13                                 2,999,925
    4,000,000       B/Ba3         GXS Worldwide, Inc., First Lien Term Loan,
                                    10.38%, 7/29/11                                         4,022,500
    2,000,000       B/B3          GXS Worldwide, Inc., Second Lien Term Loan,
                                    14.63%, 12/20/11                                        2,010,000
    2,057,143       B-/NR         Infor Enterprise Solutions Holdings, Inc.,
                                    Delayed Draw Term Loan, 9.15%, 7/28/12                  2,081,999
    3,942,857       B-/B2         Infor Enterprise Solutions Holdings, Inc., Initial
                                    U.S. Term Facility, 9.12%, 7/28/12                      3,990,499
      908,333(a)    B/B2          Inovis International, Inc., Term Loan,
                                    8.872% - 9.25%, 11/15/09                                  908,333
    1,500,000       B+/B1         IPC Systems, Inc., First Lien Tranche B-1
                                    Term Loan, 7.867%, 9/30/13                              1,511,875
    4,000,000       NR/NR         NameMedia, Inc., Term Loan,
                                    11.37%, 9/7/08                                          4,020,000
    1,990,000       B/B1          Nuance Communications, Inc., Term Loan,
                                    7.32%, 3/31/13                                          1,984,715
    1,889,655       B+/Ba3        Open Solutions, Inc., First Lien Term Loan,
                                    7.9%, 9/3/11                                            1,892,017
    1,000,000       B/B2          Quantum Corp., First Lien Term Loan,
                                    10.4%, 8/22/12                                          1,001,250
    3,942,217       B+/B2         Semiconductor Components Industries, Term
                                    Loan H, 7.62%, 12/15/11                                 3,954,536
    2,812,500       B/B1          Serena Software, Inc., Term Loan,
                                    7.618%, 3/11/13                                         2,815,664
    4,000,000       B/Ba3         Spansion LLC, Term Loan B,
                                    8.375%, 11/1/12                                         4,010,832
    6,912,500       B+/Ba3        SunGard Data Systems, Inc. (Solar Capital
                                    Corp.), U.S. Term Loan, 7.875%, 2/11/13                 6,971,906
    3,940,000       B/B1          Telcordia Technologies, Inc., Term Loan,
                                    8.11% - 8.12%, 9/15/12                                  3,849,502
                                                                                        -------------
                                                                                        $  54,277,668
                                                                                        -------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

   Principal         S&P/Moody's
   Amount            Ratings
   USD ($)          (unaudited)                                                      Value
                                   Manufacturing - 1.9%
       987,505       B/Ba3         Brand Services, Inc., Term Loan B,
                                     7.6% - 7.617%, 1/15/12                      $   989,357
     1,000,000       B/B1          FCI USA, Inc., Facility Term Loan B-1,
                                     7.73%, 3/10/14                                1,015,714
     1,000,000       B/B1          FCI USA, Inc., Facility Term Loan C-1,
                                     8.23%, 3/10/15                                1,011,071
     4,000,000       B/B1          Generac Acquisition Corp., First Lien Term
                                     Loan, 7.82%, 11/11/13                         4,017,500
     2,000,000(a)    B/B2          Wire Rope Corporation of America, Inc.,
                                     Secured Term Loan,
                                     13.07% - 13.3%, 6/17/11                       2,050,000
                                                                                 -----------
                                                                                 $ 9,083,642
                                                                                 -----------
                                   Metals & Minerals - 1.7%
     4,423,712       B/B3          Murray Energy Corp., Tranche B Term Loan,
                                     8.37%, 1/28/10                              $ 4,467,949
     3,439,013       B/B1          Tube City, LLC, First Lien Tranche C Term
                                     Loan, 8.12%, 12/31/10                         3,441,162
                                                                                 -----------
                                                                                 $ 7,909,111
                                                                                 -----------
                                   Retail - 13.1%
    13,341,175       B-/B1         Blockbuster, Inc., Tranche B Term Loan,
                                     8.09% - 9.07%, 8/20/11                      $13,388,709
     4,919,900       B/B2          Burlington Coat Factory Warehouse Corp.,
                                     Term Loan, 7.62%, 5/28/13                     4,858,740
     2,863,006       B+/Ba2        Dollarama Group, L.P., Replacement Term
                                     Loan B, 7.376%, 11/18/11                      2,875,532
       994,580       B/B2          Eddie Bauer, Inc., Term Loan,
                                     9.57%, 6/21/11                                  994,580
    15,797,408       CCC/Caa2      Home Interiors & Gifts, Inc., Initial
                                     Term Loan, 10.32% - 12.25%, 3/31/11          11,334,640
       893,696       B+/B2         MAPCO Express, Inc./MAPCO Family
                                     Centers, Inc., Term Loan, 8.07%, 4/28/11        899,282
       940,090(b)    CCC+/B3       Movie Gallery, Inc., Term Loan A,
                                     10.37%, 4/27/11                                 907,628
    19,276,296(b)    CCC+/B3       Movie Gallery, Inc., Term Loan B,
                                     10.62%, 4/27/11                              18,572,846
     3,645,570       B+/Ba3        Neiman Marcus Group, Inc., Term Loan,
                                     7.89%, 4/6/13                                 3,674,479
     1,000,000       B/B2          Sally Holdings, LLC, Term Loan B,
                                     2.5%, 11/18/13                                1,005,269

20    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Principal            S&P/Moody's
         Amount               Ratings
         USD ($)              (unaudited)                                                      Value
                                      Retail - (continued)
         4,000,000      B-/Ba3        Toys R Us - Delaware, Inc., Tranche B Term
                                        Loan, 9.625%, 7/19/12                           $   4,099,252
                                                                                        -------------
                                                                                        $  62,610,957
                                                                                        -------------
                                      Service - 3.1%
         2,546,809      B/Ba3         Alliance Laundry Systems, LLC, Term Loan,
                                        7.57%, 1/27/12                                  $   2,560,340
         1,995,000      B/B2          Education Management Corp., Tranche B
                                        Term Loan, 7.875%, 6/1/13                           2,009,214
         2,815,721      BB-/Ba3       Headwaters, Inc., First Lien Term Loan,
                                        7.38%, 4/30/11                                      2,808,682
         1,975,000      B-/B1         Koosharem Corp. (Select Personnel), First Lien
                                        Term Loan, 11.75%, 6/30/12                          1,970,062
         3,000,000      B-/Ba2        La Petite Academy, Inc., Closing Date First
                                        Lien Term Loan, 8.32%, 8/16/12                      3,020,625
         1,618,704      B-/B2         Outsourcing Solutions, Inc., Term Loan,
                                        9.82%, 9/30/10                                      1,610,610
           935,000      B+/B2         Vanguard Car Rental USA Holding, Inc., Term
                                        Loan, 8.313% - 8.367%, 6/14/13                        941,915
                                                                                        -------------
                                                                                        $  14,921,448
                                                                                        -------------
                                      Telecommunications - 8.7%
    EURO 1,504,304      B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V. (Casema),
                                        Casema, Term Loan B-1, 2.5%, 9/12/14            $   2,013,029
    EURO   390,705      B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V. (Casema),
                                        Casema, Term Loan B-2, 2.5%, 9/12/14                  522,834
    EURO 1,142,857      B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V. (Casema),
                                        Casema, Term Loan C, 3.0%, 9/12/15                  1,537,094
    EURO   857,143      B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V. (Casema)
                                        Kabelcom, Term Loan B, 2.5%, 9/12/14                1,140,506
    EURO   857,143      B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V. (Casema)
                                        Kabelcom, Term Loan C, 3.0%, 9/12/15                1,146,187
         1,990,000      B/B2          Cavtel Holdings, LLC (Cavalier Telephone
                                        Corp.), Term Loan, 9.87%, 3/24/12                   2,002,437
         3,000,000      BB-/Ba2       Intelsat Corp., Tranche B-2 Term Loan,
                                        7.872%, 1/3/14                                      3,024,375

The accompanying notes are an integral part of these financial statements.   21

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------


        Principal               S&P/Moody's
        Amount                  Ratings
        USD ($)                 (unaudited)                                                  Value
                                      Telecommunications - (continued)
           994,660      B/Ba3         Knology, Inc., New Term Loan,
                                        7.867% - 7.985%, 6/29/10                      $   1,000,255
         3,070,724      B/Caa1        Knology, Inc., Second Lien Term Loan,
                                        15.376%, 6/29/11                                  3,600,423
         2,000,000      CCC+/B1       Level 3 Financing, Inc., Term Loan,
                                        8.398%, 12/1/11                                   2,024,376
    EURO 2,500,000      BB-/NR        Nordic Telephone Company Holdings
                                        APS (TDC), Euro Facility Term Loan B-2,
                                        5.939%, 4/10/14                                   3,347,694
    EURO 2,500,000      BB-/NR        Nordic Telephone Company Holdings
                                        APS (TDC), Euro Facility Term Loan C-2,
                                        6.439%, 4/10/15                                   3,361,778
         1,000,000      B/Caa1        PaeTec Communications, Inc., Second Lien
                                        Term Loan, 12.875%, 6/12/13                       1,018,750
         2,000,000      B+/Caa1       Pine Tree Holdings, Inc., (Country Road
                                        Communications), Second Lien Tranche B
                                        Term Loan, 13.3%, 7/15/13                         2,030,000
         1,995,000      B/Ba3         Sorenson Communications, Inc., Tranche B
                                        Term Loan, 8.39%, 8/16/13                         2,010,794
         1,500,000      B+/Ba2        Stratos Global Corp./Stratos
                                        Funding, L.P., Facility Term Loan B,
                                        8.07% - 8.117%, 2/13/12                           1,502,501
         2,381,313      NR/NR         WestCom Corp., Tranche B Term Loan,
                                        8.279% - 8.293%, 12/17/10                         2,384,290
    EURO 3,000,000      B+/B1         Wind Telecomunicazione S.p.A., Facility Term
                                        Loan A-1, 5.505% - 5.631%, 5/26/12                3,980,150
    EURO 1,500,000      B+/B1         Wind Telecomunicazione S.p.A., Facility Term
                                        Loan B-1, 6.134%, 5/26/13                         1,998,173
    EURO 1,500,000      B+/B1         Wind Telecomunicazione S.p.A., Facility Term
                                        Loan C-1, 5.634%, 5/26/14                         2,006,976
                                                                                      -------------
                                                                                      $  41,652,622
                                                                                      -------------
                                      Transportation - 7.6%
         4,373,004      B/B1          Affinia Group, Inc., Tranche B Term Loan,
                                        8.376%, 11/30/11                              $   4,396,238
         2,640,760(b)   B-/Caa1       Carey International, Inc., Second Lien Term
                                        Loan, 13.736% - 13.87%, 5/10/12                   2,561,537
         5,000,000      NR/B3         Dana Corp., DIP Term Loan, 7.65%, 4/13/08           5,009,375
         5,735,625      NR/NR         Delphi Corp., Term Loan, 13.75%, 6/14/11            5,948,560

22    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

         Principal               S&P/Moody's
         Amount                  Ratings
         USD ($)                 (unaudited)                                                     Value
                                      Transportation - (continued)
         3,000,000      NR/NR         Federal-Mogul Corp., DIP Term Loan,
                                        7.375%, 7/1/07                                   $   3,008,625
    EURO 2,970,000      NR/Ba1        Goodyear Dunlop Tires Europe B.V., GDTG
                                        Commitment, 5.199%, 4/30/10                          3,956,588
           847,826      B/B2          Insurance Auto Auctions, Inc., Delayed Draw
                                        Term Loan, 7.87% - 8.12%, 5/19/12                      851,535
         2,479,909      B+/B2         Key Plastics, LLC/Key Safety Systems, Inc.,
                                        Term Loan C, 11.57% - 11.62%, 6/29/11                2,507,808
         2,000,000      B+/B2         Lear Corp., First Lien Term Loan B,
                                        7.867% - 7.904%, 4/25/12                             1,995,626
           875,000      B-/B2         Quality Distribution, Inc., PF Letter of Credit
                                        Loan, 5.399%, 11/13/09                                 879,375
         1,916,794      B-/B2         Quality Distribution, Inc., Term Loan,
                                        8.32%, 11/13/09                                      1,926,378
           799,671      NR/B2         SIRVA Worldwide, Inc., Tranche B Term Loan,
                                        11.12% - 11.57%, 12/1/10                               738,696
         2,412,570      B+/B1         Transport Industries, L.P., Term Loan B,
                                        7.875%, 9/30/11                                      2,423,125
                                                                                         -------------
                                                                                         $  36,203,466
                                                                                         -------------
                                      Utility - 8.3%
         4,500,000      B/NR          ANP Funding I, LLC, Tranche A Term Loan,
                                        8.87%, 7/29/10                                   $   4,532,364
         5,700,000(c)   D/NR          Calpine Corp., Second Lien Term Loan,
                                        10.35%, 7/16/07                                      6,340,230
         4,987,500      NR/B1         Coleto Creek Power, L.P., Second Lien Term
                                        Loan, 9.367%, 6/28/13                                4,638,375
         1,754,777      NR/B1         Coleto Creek Power, L.P., Synthetic Facility
                                        Term Loan, 8.117% - 8.26%, 6/28/13                   1,748,197
         3,735,860      NR/B1         Coleto Creek Power, L.P., Term Loan,
                                        8.117%, 6/28/13                                      3,721,850
         1,560,976      B+/B1         Covanta Energy Corp., New Funded Letter of
                                        Credit Loan, 5.371%, 5/28/12                         1,573,334
         1,115,801      B+/B1         Covanta Energy Corp., Tranche C Term Loan,
                                        7.57% - 7.621%, 6/24/12                              1,124,635
         2,000,000      NR/NR         GBGH, LLC (U.S. Energy), First Lien Term
                                        Loan, 10.859%, 8/7/13                                2,005,000
         2,955,000      NR/B2         KGEN, LLC, Tranche A Term Loan,
                                        7.992%, 8/5/11                                       2,966,081

The accompanying notes are an integral part of these financial statements.   23

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

         Principal    S&P/Moody's
         Amount       Ratings
         USD ($)      (unaudited)                                                             Value
                                      Utility - (continued)
         2,336,662      NR/B1         NSG Holdings II, LLC, Initial Term Loan,
                                        8.367%, 12/13/11                               $   2,367,331
         1,355,919      NR/B1         Plum Point Energy Associates, LLC, First Lien
                                        Term Loan, 8.617%, 3/14/14                         1,372,020
           388,571      NR/B1         Plum Point Energy Associates, LLC,
                                        Funded Letter of Credit Term Loan,
                                        7.167%, 3/14/14                                      393,186
         1,142,857      B/NR          Reliant Energy, Inc., New Term Loan,
                                        2.375%, 12/1/10                                    1,142,857
           857,143      B/NR          Reliant Energy, Inc., Pre-Funded LC,
                                        2.375%, 12/1/10                                      857,143
         1,977,860      B/B2          Reliant Energy, Inc., Term Loan,
                                        7.695%, 4/30/10                                    1,979,440
           641,509(b)   NR/NR         Teco Panda-Gila River Power, L.P., Tranche A
                                        Term Loan, 4.0%, 6/1/12                              936,604
           618,868(b)   NR/NR         Teco Panda-Gila River Power, L.P., Tranche B
                                        Term Loan, 9.0%, 6/1/20                              903,547
           377,358(b)   NR/NR         Teco Panda-Union Power Partners, L.P.,
                                        Tranche A Term Loan, 4.0%, 6/1/12                    550,943
           362,264(b)   NR/NR         Teco Panda-Union Power Partners, L.P.,
                                        Tranche B Term Loan, 9.0%, 6/1/20                    528,906
                                                                                       -------------
                                                                                       $  39,682,043
                                                                                       -------------
                                      Wireless Communication - 4.2%
         1,847,187       B-/Ba2       Centennial Cellular Operating Co., Term Loan,
                                         7.318% - 7.749%, 2/9/11                       $   1,862,966
         9,975,000       B-/B1        Cricket Communications, Inc., Facility Term
                                         Loan B, 8.117%, 6/16/13                          10,068,516
         8,000,000       B-/B1        Metro PCS Wireless, Inc., Tranche B Term
                                         Loan, 7.875%, 11/3/13                             8,003,000
                                                                                       -------------
                                                                                       $  19,934,482
                                                                                       -------------
                                       TOTAL SENIOR SECURED FLOATING RATE
                                       LOAN INTERESTS
                                      (Cost $629,215,315)                              $ 631,860,486
                                                                                       -------------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        Principal        S&P/Moody's
        Amount           Ratings
        USD ($)          (unaudited)                                                           Value
                                      SENIOR SECURED FIXED RATE LOAN
                                      INTERESTS - 1.7% of Net Assets
                                        Telecommunications - 0.4%
         2,000,000       BB-/Ba1      Qwest Corp., Tranche B Term Loan,
                                         6.95%, 6/30/10                                 $  2,043,958
                                                                                        ------------
                                      Utility - 1.3%
       GBP 926,286       BB+/NR       Eggborough Power, Ltd., Term Loan,
                                        7.0%, 3/31/22                                   $  6,058,265
                                                                                        ------------
                                      TOTAL SENIOR SECURED FIXED RATE LOAN
                                      INTERESTS
                                        (Cost $6,085,767)                               $  8,102,223
                                                                                        ------------
                                      CONVERTIBLE BONDS & NOTES - 1.2% of Net Assets
                                      Cable - 1.2%
         4,000,000       CCC+/Caa3    Charter Communications, Inc.,
                                        5.875%, 11/16/09                                $  5,575,000
                                                                                        ------------
                                      TOTAL CONVERTIBLE BONDS & NOTES
                                        (Cost $3,325,458)                               $  5,575,000
                                                                                        ------------
                                      CORPORATE NOTES - 8.2% of Net Assets
                                      Chemicals - 0.6%
         3,000,000(c)    NR/NR        Solutia, Inc., 7.375%, 10/15/27                   $  2,655,000
                                                                                        ------------
                                      Consumer Non-Durables - 0.9%
         4,000,000(d)    B-/B3        Levi Strauss & Co., 10.122%, 4/1/12               $  4,120,000
                                                                                        ------------
                                      Energy - 0.4%
         2,000,000(d)    B-/B2        Secunda International, Ltd.,
                                        13.374%, 9/1/12                                 $  2,070,000
                                                                                        ------------
                                      Gaming & Leisure - 0.6%
         3,000,000       B/Caa1       Trump Entertainment Resorts, Inc.,
                                        8.5%, 6/1/15                                    $  2,977,500
                                                                                        ------------
                                      Healthcare - 1.1%
         2,000,000(b)    B+/B2        HCA, Inc., 10.375%, 11/15/16                      $  2,095,000
         2,000,000       B-/NR        Pharma V (Duloxetine), 13.0%,
                                        10/15/13 (144A)                                    2,010,000
         1,034,491(b)(d) NR/NR        Pharma VI (Rotavax), 3.449%, 10/15/14                1,034,491
                                                                                        ------------
                                                                                        $  5,139,491
                                                                                        ------------
                                      Housing - 0.4%
         2,000,000(d)    B+/B3        Builders FirstSource, Inc., 9.624%, 2/15/12       $  1,960,000
                                                                                        ------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------


       Principal      S&P/Moody's
       Amount         Ratings
       USD ($)       (unaudited)                                             Value
                                    Information Technology - 1.8%
      2,500,000       BB+/B1        Freescale Semiconductor, Inc.,
                                      8.875%, 12/15/14 (144A)           $   2,506,250
      1,000,000(d)    BB+/B1        Freescale Semiconductor, Inc.,
                                      9.244%, 12/15/14 (144A)                 996,250
      5,000,000(d)    BB+/Ba2       NXP BV, 8.118%, 10/15/13 (144A)         5,075,000
                                                                        -------------
                                                                        $   8,577,500
                                                                        -------------
                                    Service - 0.2%
      1,000,000       BB-/B3        United Rentals North America,
                                      7.0%, 2/15/14                     $     970,000
                                                                        -------------
                                    Transportation - 1.0%
      5,000,000(d)    B/Caa1        American Tire Distributors, Inc.,
                                      11.622%, 4/1/12                   $   4,700,000
                                                                        -------------
                                    Wireless Communication - 1.2%
      5,000,000       CCC/Caa2      Clearwire Corp., 11.0%, 8/15/10     $   6,000,000
                                                                        -------------
                                    TOTAL CORPORATE NOTES
                                    (Cost $37,924,117)                  $  39,169,491
                                                                        -------------
      Shares
                                    COMMON STOCK - 1.4% of Net Assets
                                    Utility - 1.4%
        223,206(e)                  Mirant Corp.                        $   6,789,927
                                                                        -------------
                                    TOTAL COMMON STOCK
                                    (Cost $5,670,713)                   $   6,789,927
                                                                        -------------
                                    WARRANTS - 0.0% of Net Assets
                                    Gaming & Leisure - 0.0%
         13,873(e)                  OpBiz, LLC, Term A, Exp. 8/31/10    $           -
             32(e)                  OpBiz, LLC, Term B, Exp. 8/31/10                -
                                                                        -------------
                                                                        $           -
                                                                        -------------
                                    TOTAL WARRANTS
                                    (Cost $0)                           $           -
                                                                        -------------

26    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Principal
Amount
USD ($)                                                                   Value
                        TEMPORARY CASH INVESTMENT - 2.5% of Net Assets
                        Repurchase Agreement - 2.5%
12,000,000              UBS Warburg, Inc., 5.27%, dated 11/30/06,
                          repurchase price of $12,000,000 plus
                          accrued interest on 12/1/06 collateralized
                          by $12,396,000 U.S. Treasury Bills
                          5.024%, 3/1/07                             $  12,000,000
                                                                     -------------
                        TOTAL TEMPORARY CASH INVESTMENT
                        (Cost $12,000,000)                           $  12,000,000
                                                                     -------------
                        TOTAL INVESTMENTS IN SECURITIES - 147.1%
                        (Cost $694,221,370)(f)                       $ 703,497,127
                                                                     -------------
                        OTHER ASSETS AND LIABILITIES - 2.0%          $   9,379,619
                                                                     -------------
                        PREFERRED SHARES AT REDEMPTION
                        VALUE, INCLUDING DIVIDENDS
                        PAYABLE - (49.1)%                            $(234,621,987)
                                                                     -------------
                        NET ASSETS APPLICABLE TO COMMON
                        SHAREOWNERS - 100.0%                         $ 478,254,759
                                                                     =============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

NR     Security not rated by S&P or Moody's.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2006 the value of these securities amounted to $10,587,500 or 2.2% of net assets applicable to common shareowners.

(a) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $10,035,000. The aggregate value $10,085,178 represents 2.1% of the net assets.

(b) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.

(c)    Security is in default and is non-income producing.

(d) Floating Rate Note. The rate shown is the coupon rate at November 30, 2006.

(e)    Non-income producing security.

(f) At November 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $694,358,847 was as follows:

          Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                      $14,740,424
          Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                      (5,602,144)
                                                                         -----------
          Net unrealized gain                                             $9,138,280
                                                                         ============

For financial reporting purposes net unrealized gain on investments was $9,275,757 and cost of investments aggregated $694,221,370.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2006, aggregated $528,385,097 and $521,472,860, respectively.

Glossary of Terms:
DIP - Debtor-In-Possession
LC - Letter of Credit

Principal amounts are denominated in U.S. dollars unless otherwise noted. EURO Euro
GBP  British Pound


28 The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/06
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $694,221,370)             $703,497,127
  Cash                                                                  11,411,563
  Foreign currencies, at value (cost $14,606,169)                       14,728,985
  Receivables -
    Investment securities sold                                          30,706,307
    Paydown                                                                197,159
    Interest and foreign tax reclaim                                     6,833,850
    Commitment fees                                                         13,596
  Prepaid expenses                                                          28,455
                                                                      ------------
     Total assets                                                     $767,417,042
                                                                      ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                   $ 53,929,523
  Unfunded loan commitment                                                  58,727
  Due to affiliate                                                         452,133
  Accrued expenses                                                          99,913
                                                                      ------------
     Total liabilities                                                $ 54,540,296
                                                                      ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 9,380
    shares, including dividends payable of $121,987                   $234,621,987
                                                                      ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                     $460,985,090
  Undistributed net investment income                                    5,907,203
  Accumulated net realized gain on investments and foreign
    currency transactions                                                2,115,242
  Net unrealized gain on investments                                     9,302,526
  Net unrealized loss on foreign currency assets and liabilities
    denominated in foreign currencies                                      (55,302)
                                                                      ------------
     Net assets applicable to common shareowners                      $478,254,759
                                                                      ============
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
Based on $478,254,759/24,330,240 common shares                        $      19.66
                                                                      ============

The accompanying notes are an integral part of these financial statements.   29

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/06

INVESTMENT INCOME:
  Interest (net of foreign taxes of $34,380)                    $58,492,000
  Facility and other fees                                        1,415,693
                                                                -----------
   Total investment income                                                       $ 59,907,693
                                                                                 ------------
EXPENSES:
  Management fees                                               $4,931,128
  Administrative fees and reimbursement                            535,562
  Transfer agent fees and expenses                                  50,441
  Auction agent fees                                               619,046
  Custodian fees                                                    71,470
  Registration fees                                                 23,750
  Professional fees                                                 77,569
  Printing expenses                                                 30,151
  Trustees' fees                                                    16,973
  Insurance fees                                                    21,960
  Pricing fees                                                      76,209
  Miscellaneous                                                     15,117
                                                                -----------
   Total expenses excluding excise tax                                           $  6,469,376
                                                                                 ------------
     Excise tax                                                                  $     99,422
                                                                                 ------------
   Total expenses                                                                $  6,568,798
                                                                                 ------------
     Less reimbursement by PIM for excise tax                                    $    (99,422)
     Less fees paid indirectly                                                           (145)
                                                                                 ------------
   Net expenses                                                                  $  6,469,231
                                                                                 ------------
     Net investment income                                                       $ 53,438,462
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                  $2,723,532
   Foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                             (11,563)      $  2,711,969
                                                                -----------      ------------
  Change in net unrealized gain (loss) on:
   Investments                                                  $9,791,583
   Unfunded corporate loans                                        (52,226)
   Foreign currency contracts and other assets liabilities
     denominated in foreign currencies                               8,220       $  9,747,577
                                                                -----------      ------------
     Net gain on investments and foreign currency
       transactions                                                              $ 12,459,546
                                                                                 ------------
DIVIDENDS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                               $(11,248,699)
                                                                                 ------------
  Net increase in net assets applicable to common
   shareowners resulting from operations                                         $ 54,649,309
                                                                                 =============

30     The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 11/30/06 and the Period from 12/28/04
(Commencement of Operations) to 11/30/05

                                                              Year            12/28/04
                                                              Ended              to
                                                            11/30/06          11/30/05
FROM OPERATIONS:
    Net investment income                                $  53,438,462     $  32,124,250
    Net realized gain (loss) on investments and
     foreign currency transactions                           2,711,969          (385,297)
    Change in net unrealized gain (loss) on
     investments and foreign currency transactions           9,747,577          (500,353)
    Dividends to preferred shareowners from net
     investment income                                     (11,248,699)       (5,523,772)
                                                         -------------     -------------
     Net increase in net assets applicable to
       common shareowners                                $  54,649,309     $  25,714,828
                                                         -------------     -------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
    Net investment income
     ($1.625 and $0.92 per share, respectively)          $ (39,536,640)    $ (22,378,955)
    Net realized gains
     ($0.05 and $0.00 per share, respectively)              (1,178,873)                -
                                                         -------------     -------------
     Total dividends to common shareowners               $ (40,715,513)    $ (22,378,955)
                                                         -------------     -------------
FROM TRUST SHARE TRANSACTIONS:
    Net proceeds from the issuance of
     common shares                                       $           -     $ 430,705,000
    Net proceeds from underwriters' over-allotment
     option exercised                                                -        33,902,500
    Common share offering expenses charged to
     paid-in capital                                                 -          (973,000)
    Preferred share offering expenses charged to
     paid-in capital                                            (2,587)       (2,746,907)
                                                         -------------     -------------
     Net increase (decrease) in net assets applicable
       to common shareowners resulting from Trust
       share transactions                                $      (2,587)    $ 460,887,593
                                                         -------------     -------------
     Net increase in net assets applicable to
       common shareowners                                $  13,931,209     $ 464,223,466
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
    Beginning of period                                    464,323,550           100,084
                                                         -------------     -------------
    End of period                                        $ 478,254,759     $ 464,323,550
                                                         =============     =============
    Undistributed net investment income                  $   5,907,203     $   2,701,834
                                                         =============     =============

The accompanying notes are an integral part of these financial statements.   31

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/06
--------------------------------------------------------------------------------

                                                                                Year         12/28/04 (b)
                                                                               Ended              to
                                                                              11/30/06         11/30/05
Per Common Share Operating Performance
Net asset value, beginning of period                                         $ 19.08           $ 19.10(c)
                                                                             ---------         --------
Increase (decrease) from investment operations:(a)
 Net investment income                                                       $  2.20           $  1.33
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                                        0.52             (0.05)
 Distributions to preferred shareowners from:
   Net investment income                                                       (0.46)            (0.23)
                                                                             ---------         --------
 Net increase from investment operations                                     $  2.26           $  1.05
Distributions to common shareowners from:
 Net investment income                                                         (1.63)            (0.92)
 Net unrealized gain                                                           (0.05)                -
Capital charge with respect to issuance of:
 Common shares                                                                  0.00             (0.04)
 Preferred shares                                                               0.00(d)          (0.11)
                                                                             ---------         --------
Net increase (decrease) in net asset value                                   $  0.58           $ (0.02)
                                                                             ---------         --------
Net asset value, end of period(e)                                            $ 19.66           $ 19.08
                                                                             ---------         --------
Market value, end of period(e)                                               $ 18.95           $ 17.14
                                                                             =========         ========
Total return(f)                                                                20.94%            (9.76)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                                1.38%             1.23%(h)
 Net investment income before preferred share dividends                        11.37%             7.52%(h)
 Preferred share dividends                                                      2.39%             1.29%(h)
 Net investment income available to common shareowners                          8.98%             6.23%(h)
Portfolio turnover                                                                75%               61%
Net assets of common shareowners, end of period (in thousands)               $478,255          $464,324
Preferred shares outstanding (in thousands)                                  $234,500          $234,500
Asset coverage per preferred share, end of period                            $76,000           $74,520
Average market value per preferred share                                     $25,000           $25,000
Liquidation value, including dividends payable, per preferred share          $25,013           $25,018
Ratios to average net assets of common shareowners before reimbursement of organization expenses, excise tax and expense reductions
 Net expenses(g)                                                                1.40%             1.24%(h)
 Net investment income before preferred share dividends                        11.35%             7.51%(h)
 Preferred share dividends                                                      2.39%             1.29%(h)
 Net investment income available to common shareowners                          8.96%             6.22%(h)

(a) The per share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Trust shares were first publicly offered on December 28, 2004.
(c) Net asset value immediately after the closing of the first public offering was $19.06.
(d)  Amount is less than $0.01 per share.
(e) Net asset value and market value are both published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Ratios do not reflect the effect of dividend payments to preferred shareowners.
(h) Annualized. The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

32    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. ("PIM"), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 5,240 shares of beneficial interest at an aggregate purchase price of $100,084. PIM has paid all the Trust's organizational expenses and has paid the amount by which the aggregate offering costs (other than the sales load) exceeded $0.04 per share of the common share offering. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The Trust invests primarily in senior floating rate loans ("Senior Loans"). The Trust may also invest in other floating and variable rate instruments, including second lien loans, and high yield, high risk corporate bonds. The Trust may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investments in high yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Senior Loans are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Senior Loans for

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     which no reliable price quotes are available, such Senior Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or loans for which quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At November 30, 2006, the Trust held no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2006, the Trust reclassified $552,246 to increase undistributed net investment income and to decrease net realized gain on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     The tax character of distributions paid to common and preferred shareowners during the year ended November 30, 2006 and the period ended November 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                      2006             2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                  $51,964,212      $27,902,727
  Net long-term capital gain                 -                -
                                   -----------      -----------
    Total taxable distribution     $51,964,212      $27,902,727
                                   ===========      ===========
--------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2006.

--------------------------------------------------------------------------------
                                       2006
--------------------------------------------------------------------------------
 Undistributed ordinary income    $ 8,165,684
 Distributions payable               (121,987)
 Long-term capital gain               116,226
 Unrealized appreciation            9,109,746
                                  -----------
   Total                          $17,269,669
                                  ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

D. Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Trust has entered into an advisory agreement with PIM. Management fees are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. For the year ended November 30, 2006, $452,133 was

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

payable to PIM related to management costs, administrative costs and certain other services and is included in due to affiliates.

The Trust has entered into an administration agreement with PIM pursuant to which PIM will provide certain administrative and accounting services to the Trust. PIM has appointed Princeton Administrators, LLC ("Princeton") as the sub-administrator to the Trust to perform certain of PIM's administration and accounting obligations to the Trust. Under the administration agreement, the Trust pays PIM a monthly fee equal to 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. PIM and not the Trust, is responsible for paying the fees of Princeton.

PIM has engaged Highland Capital Management, L.P. to act as the Trust's investment sub-adviser ("Sub-adviser") and manage the Trust's investments. Under the terms of the sub-advisory agreement, for its services, the Sub-adviser is entitled to a sub-advisory fee from PIM at an annual rate of 0.35% of the Trust's average daily managed assets. The fee is paid monthly in arrears. The Trust does not pay a fee to the Sub-adviser.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses; to 0.95% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. For the year ended November 30, 2006, the Trust's expenses were not reduced under such arrangements.

PIM has reimbursed the Trust $99,422 for an excise tax expense.


3. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended November 30, 2006, the Trust expenses were reduced by $145 under such arrangement.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Trust may close out such contracts by entering into an offsetting hedge contract. At November 30, 2006, the Trust had no outstanding portfolio hedges or forward currency settlement contracts.


5. Unfunded Loan Commitments

As of November 30, 2006, the Trust had unfunded loan commitments of approximately $7,336,000 which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                  Unfunded
                                                                  Commitment
  Borrower                                                       (in thousands)
--------------------------------------------------------------------------------
  Covanta Energy Corp., Revolver                                    $1,000
  Cricket Communications, Inc., Revolver                            $2,000
  DeCrane Aircraft Holdings, Inc., First Lien Revolver              $  873
  Lucite International U.S. Finco LLC, Facility Term Loan B2        $  259
  Millennium Digital Media Systems, LLC, Revolver                   $1,719
  Trump Entertainment Resorts Holdings, L.P.,
   Delayed Draw                                                     $1,485
--------------------------------------------------------------------------------

6. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 24,330,240 common shares of beneficial interest outstanding at November 30, 2006, PIM owned 5,240 shares.

Transactions in common shares of beneficial interest for the year ended November 30, 2006 and the period December 23, 2004 (commencement of investment operations) to November 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                          11/2006         11/2005
--------------------------------------------------------------------------------
  Shares issued in connection with
   initial public offering                      -      22,550,000
  Shares issued from underwriters'
   over-allotment option exercised              -       1,775,000
  Shares outstanding at
   beginning of period                 24,330,240           5,240
                                       ----------      ----------
  Shares outstanding at
   end of period                       24,330,240      24,330,240
                                       ==========      ==========
--------------------------------------------------------------------------------

Offering costs of $973,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2006, there were 9,380 AMPS as follows: Series M7-3,130, Series W7-3,125 and Series TH7-3,125. Offering costs of $404,494 and underwriting discounts of $2,345,000 have been charged to paid-in capital.

Dividends on Series M7, Series W7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividend rates ranged from 3.95% to 5.35% during the year ended November 30, 2006.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

8. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

9. Subsequent Event

Subsequent to November 30, 2006, on December 6, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.145 per common share payable December 20, 2006, to common shareowners of record on December 12, 2006. On December 22, 2006, under delegated authority the Trust declared a dividend from undistributed net investment income of $0.31 per common share payable January 12, 2007 to common shareowners of record on December 29, 2006.

For the period December 1, 2006 to December 31, 2006, dividends declared on preferred stock totaled $1,021,564 in aggregate for the three outstanding preferred share series.

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that were not approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There were no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Trust (the "Trust") as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period December 28, 2004 (Commencement of Operations) to November 30, 2005, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period December 28, 2004 (Commencement of Operations) to November 30, 2005, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                /s/Ernst + Young LLP


Boston, Massachusetts
January 12, 2007

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)

On July 25, 2006, Pioneer Floating Rate Trust held its annual meeting of shareowners to elect Class III Trustees. All Class III Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class III Trustees.

--------------------------------------------------------------------------------
  Nominee                  Affirmative     Withheld
--------------------------------------------------------------------------------
  Mary K. Bush             21,196,508      258,431
  Thomas J. Perna          21,206,562      248,377
  Marguerite A. Piret+          7,647           29
--------------------------------------------------------------------------------

+ Elected by Preferred Shares only

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Trust's management contract (the "Management Contract") between the Trust and Pioneer Investment Management, Inc., the Trust's adviser (the "Investment Adviser"). The Investment Adviser has retained Highland Capital Management, L.P. (the "Sub-adviser") to act as sub-adviser to the Trust pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Trust to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Trust and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Trust.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Trust and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Trust, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Trust and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Trust. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Trust, a peer group of funds and an index approved by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Trust invests, (iii) the procedures employed to determine

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the value of each of the Trust's assets, (iv) the Investment Adviser's management of the relationships with the Trust's unaffiliated service providers,
(v) the record of compliance with the Trust's investment policies and restrictions and with the Trust's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (vii) the disclosures included in the Trust's prospectuses and reports to shareowners, (viii) the investment and compliance staff and operations of the Subadviser, (ix) an analyses of the benefits and costs of the use of leverage through the issuance of the Trust's preferred shares and the sensitivity of such analysis to changes in interest rates and (x) the discount or premium of the market price of the Trust's common stock relative to its net asset value and measures that are or could be taken to address any discount.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for the year for the Trust and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Trust and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates' profitability in providing services to the Trust, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Trust's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered what was believed to be the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of the market price relative to the Trust's net assets attributed to its common shares was comparable relative to other closed-end funds with similar investment approaches.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Trust's investment objective and regulatory requirements. The Trustees also reviewed the Trust's investment performance based upon total return, as well as the Trust's performance compared to the performance of both a peer group and an index approved by the Independent Trustees for this purpose using data provided by provided by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). The Trust's performance, based upon total return, was in the first quintile of its peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees considered the yield (gross of expenses) to the Trust's common shareholders compared to the yield (as of June 30, 2006) of the CFSB Leveraged Loan index. The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the performance of the Trust was strong over its short period of operation.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Trust and the Trust's investment objective and discipline. The Independent Trustees also have had

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Trust, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Trust well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by provided by Strategic Insight. The Trustees noted that, although the peer group was small, the Trust's management fee for the 12 months ended June 30, 2006 was in the second quintile, according to data prepared by Strategic Insight, relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Trust's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of a the Strategic Insight peer group. The Trustees concluded that, although the peer group was small, the Trust's

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     expense ratio for the 12 months ended June 30, 2006 was in the second quintile of the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Trust, as well as the financial results realized by the Investment Adviser in connection with the operation of the Trust. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Trust's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Trust, bear a reasonable relationship to the services rendered and are fair for the management of the Trust.

G. Economies of Scale. The Trustees considered whether the Trust has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Since the Trust is a closed-end fund and its size is relatively stable and at the level of assets that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Trust, other than under the Management Contract, for services provided by the Investment Adviser and affiliates. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Trust and the Pioneer funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Trust.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, The Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in Trust's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Trust and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Investment Sub-Adviser
Highland Capital Management, L.P.

Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers
The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serves as a Trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West each serves as Trustee of 37 of the 86 Pioneer Funds. The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 months ended June 30, is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held       Length of Service
Name and Age               With the Trust       and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the      Class I trustee since
                           Board, Trustee and   2004. Term expires in
                           President            2007. Elected by
                                                Preferred Shares only.

                                                                                     Other Directorships Held
Principal Occupation During Past Five Years                                          by this Trustee
                                                                                     Director of ICI Mutual
Name and Age                Deputy Chairman and a Director of Pioneer Global Asset   Insurance Company
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
John F. Cogan, Jr. (80)*    and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C, Inc.
                            (since 2003); Director of Cole Investment Corporation
                            (since 2004); Director of Fiduciary Counseling, Inc.;
                            President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer
                            Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------

                        Positions Held     Length of Service
Name and Age            With the Trust     and Term of Office
Osbert M. Hood (54)*+   Trustee and        Class II Trustee
                        Executive Vice     since 2004. Term
                        President          expires in 2008.

+ Mr. Hood resigned as Trustee and Executive Vice President of the Trust on January 9, 2007.
---------------------------------------------------------------------------------------------

                                                                              Other Directorships Held
Principal Occupation During Past Five Years                                      by this Trustee
Name and Age            President and Chief Executive Officer, PIM-USA since            None
                        May 2003 (Director since January 2001; Executive
Osbert M. Hood (54)*+   Vice President and Chief Operating Officer from
                        November 2000-May 2003); Director of PGAM since
                        June 2003; President and Director of Pioneer since
                        May 2003; President and Director of Pioneer Institutional
                        Asset Management, Inc. since February 2006; Chairman
                        and Director of Pioneer Investment Management
                        Shareholder Services, Inc. ("PIMSS") since May 2003;
                        Director of PFD since May 2006; Director of Oak Ridge
                        Investments, LLC (a registered investment adviser in which
                        PIM USA owns a minority interest) since January 2005;
                        Director of Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-owned by PIM USA) since
                        June 2006; and Executive Vice President of all of the
                        Pioneer Funds since June 2003

+ Mr. Hood resigned as Trustee and Executive Vice President of the Trust on January 9, 2007.
------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Trust   and Term of Office
David R. Bock (62)             Trustee          Class I trustee
3050 K Street NW,                               since 2005. Term
Washington, DC 20007                            expires in 2007.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Class III trustee
3509 Woodbine Street                            since 2004. Term
Chevy Chase, MD 20815                           expires in 2009.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Class II trustee
1001 Sherbrooke Street West,                    since 2004. Term
Montreal, Quebec, Canada                        expires in 2008.
H3A1G5
------------------------------------------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name, Age and Address     Principal Occupation During Past Five Years                  by this Trustee
David R. Bock (62)        Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K Street NW,         Inc. (publicly traded health care services company) (2001-   Social Investment
Washington, DC 20007      present); Managing Partner, Federal City Capital Advisors    Company (privately-held
                          (boutique merchant bank) (2002 to 2004); and Executive       affordable housing
                          Vice President and Chief Financial Officer, Pedestal Inc.    finance company); and
                          (internet-based mortgage trading company) (2000-2002)        Director of New York
                                                                                       Mortgage Trust (publicly
                                                                                       traded mortgage REIT)

------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)         President, Bush International (international financial        Director of Brady
3509 Woodbine Street      advisory firm)                                                Corporation (industrial
Chevy Chase, MD 20815                                                                   identification and
                                                                                        specialty coated material
                                                                                        products manufacturer);
                                                                                        Director of Briggs &
                                                                                        Stratton Co. (engine
                                                                                        manufacturer); Director of
                                                                                        Mortgage Guaranty
                                                                                        Insurance Corporation;
                                                                                        and Director of UAL
                                                                                        Corporation (airline
                                                                                        holding company)

------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting   None
1001 Sherbrooke Street West,   firm); and Desautels Faculty of Management, McGill
Montreal, Quebec, Canada       University
H3A1G5

Pioneer Floating Rate Trust
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------

                                Positions Held   Length of Service
Name, Age and Address           With the Trust   and Term of Office
Thomas J. Perna (56)            Trustee          Class III trustee
89 Robbins Avenue,                               since 2006. Term
Berkeley Heights, NJ 07922                       expires in 2009.
-------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee          Class III trustee
200 State Street, 12th Floor,                    since 2004. Term
Boston, MA 02109                                 expires in 2009.
                                                 Elected by Preferred
                                                 Shares only.
-------------------------------------------------------------------------------
Stephen K. West (78)            Trustee          Class I trustee
125 Broad Street,                                since 2004. Term
New York, NY 10004                               expires in 2007.
-------------------------------------------------------------------------------
John Winthrop (70)              Trustee          Class II trustee
One North Adgers Wharf,                          since 2004. Term
Charleston, SC 29401                             expires in 2008.
-------------------------------------------------------------------------------

                                                                                             Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years                  by this Trustee
Thomas J. Perna (56)            Private investor (2004-present); and Senior Executive Vice   Director of Quadriserv
89 Robbins Avenue,              President, The Bank of New York (financial and securities    Inc. (technology products
Berkeley Heights, NJ 07922      services) (1986-2004)                                        for securities lending
                                                                                             industry)
------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &      Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                      High Income Fund, Inc.
Boston, MA 02109                                                                             (closed-end investment
                                                                                             company)
------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)            Senior Counsel, Sullivan & Cromwell (law firm)               Director, The Swiss
125 Broad Street,                                                                            Helvetia Fund, Inc.
New York, NY 10004                                                                           (closed-end investment
                                                                                             company)
------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private investment     None
One North Adgers Wharf,         firm)
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (58)     Secretary             Since 2004. Serves
                                                   at the discretion
                                                   of the Board.
-------------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant Secretary   Since 2004. Serves
                                                   at the discretion
                                                   of the Board.
-------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion
                                                   of the Board.
-------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2004. Serves
                                                   at the discretion
                                                   of the Board.
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Trustee
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President- Legal of        None
                             Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Vice President and Senior Counsel of Pioneer since           None
                             July 2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001), and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP;          None
                             and Assistant Secretary of all of the Pioneer Funds since
                             July 2006.
------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
TRUST OFFICERS

                              Positions Held        Length of Service
Name and Age                  With the Trust        and Term of Office
Mark E. Bradley (46)          Assistant Treasurer   Since 2004. Serves
                                                    at the discretion
                                                    of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (41)         Assistant Treasurer   Since 2004. Serves
                                                    at the discretion
                                                    of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (48)            Assistant Treasurer   Since 2004. Serves
                                                    at the discretion
                                                    of the Board.
--------------------------------------------------------------------------------
Katherine Kim Sullivan (32)   Assistant Treasurer   Since 2004. Serves
                                                    at the discretion
                                                    of the Board.
--------------------------------------------------------------------------------


                                                                                           Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                  by this Trustee
Mark E. Bradley (46)          Deputy Treasurer of Pioneer since 2004; Treasurer and        None
                              Senior Vice President, CDC IXIS Asset Management
                              Services from 2002 to 2003; Assistant Treasurer and
                              Vice President, MFS Investment Management from 1997
                              to 2002; and Assistant Treasurer of all of the Pioneer
                              Funds since November 2004
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)         Assistant Vice President - Fund Accounting, Administration   None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)            Fund Accounting Manager - Fund Accounting,                   None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds since
                              May 2002
------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32)   Fund Administration Manager - Fund Accounting,               None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); Pioneer
                              Fund Accounting, Administration and Controllership
                              Services (Fund Accounting Manager from August 1999 to
                              May 2002); and Assistant Treasurer of all of the Pioneer
                              Funds since September 2003
------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Positions Held          Length of Servic
Name and Age                     With the Trust          and Term of Office
Terrence J. Cullen (45)          Chief Complian          Since 2004. Serves
                                 Officer                 at the discretion
                                                         of the Board.
--------------------------------------------------------------------------------
                                                                                           Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                  by this Trustee
Terrence J. Cullen (45)       Chief Compliance Officer of Pioneer and all of the Pioneer   None
                              Funds since March 2006; Vice President and Senior
                              Counsel of Pioneer since September 2004; and
                              Senior Vice President and Counsel, State Street
                              Research & Management Company (February 1998 to
                              September 2004)










------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano
S.p.A. ("UniCredito Italiano"), one of the largest banking groups in
Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                           1-800-710-0935

Telecommunications Device for the Deaf (TDD)  1-800-231-5469

Or write to AST:


For                                            Write to
 General inquiries, lost dividend checks,      American Stock
 change of address, lost stock certificates,    Transfer & Trust
 stock transfer                                 Company
                                               Operations Center
                                               6201 15th Ave.
                                               Brooklyn, NY 11219
 Dividend reinvestment plan (DRIP)             American Stock
                                                Transfer & Trust
                                                Company
                                               Wall Street Station
                                               P.O Box 922
                                               New York, NY
                                               10269-0560

Website                                        www.amstock.com


 For additional information, please contact your investment advisor or visit our website pioneerinvestments.com.

 The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has signed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $38,110 in 2006 and $83,500 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
Audit-related Fees for the Trust's audit related services totaled approximately $8,925 in 2006 and $14,500 in 2005.
These services included issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,515 and $6,800 in 2006 and 2005, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $16,440 in 2006 and $21,300 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a)(1)

As of the date of this report, day-to-day management of the fund's portfolio is the responsibility of Mark Okada and Joe Dougherty. Mr. Okada, Executive Vice President and Chief Investment Officer, joined Highland in 1993. Mr. Dougherty, Senior Vice President and Senior Portfolio Manager, joined Highland in 1998.

(a)(2)

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts, but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of      Total Assets        Number of Accounts
Assets Managed
Manager                                Accounts       Managed             Managed for which         for which
                                       Managed        (millions)          Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
                                                                                                       (millions)
-----------------------------------------------------------------------------------------------------------------------
Mark Okada            Other Registered     13          $7,719                 0                            N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment          35          $20,243                 8                          $3,842
                      Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       0           N/A                   0                            N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of       Total Assets       Number of Accounts
Assets Managed
Manager                                Accounts        Managed            Managed for which         for which
                                       Managed         (millions)         Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
                                                                                                       (millions)
-----------------------------------------------------------------------------------------------------------------------
Joe Dougherty         Other Registered    13           $7,719                0                           N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled        1          $226                  0                           N/A
                      Investment
                      Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts      0            N/A                  0                           N/A
-----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment sub-adviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(a)(3)

Compensation of Portfolio Managers. Highland's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          o Option It Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.

          o Long Term Incentive Plan. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(a)(4)

Share Ownership by Portfolio Managers. The following table indicates as of November 30, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
Mark Okada                               D
--------------------------------------------------------------------------------
Joe Dougherty                            C
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 30, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 30, 2007

* Print the name and title of each signing officer under his or her signature.